SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange act of 1934




       Date of Report (Date of earliest event reported): September 8, 1999



                               -------------------



                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)




         Cayman Islands                    1-10809                98-0191089
(State or other jurisdiction of     (Commission File No.)     (I.R.S. Employer
 incorporation or organization)                             Identification No.)


Cumberland House, 1 Victoria Street, Hamilton, Bermuda             HM 11
(Address of principal executive offices)                         (Zip Code)


       Registrant's Telephone Number, including area code: (441) 292-8515



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ITEM 8.  Change in Fiscal Year

     Attached hereto as Exhibit 99 is a press release issued by XL Capital Ltd (the "Company") on August 30, 1999 announcing the change of its fiscal year end from November 30 to December 31. The Company's quarterly reporting periods will end on March 31, June 30 and September 30. The Company will amend and re-file its 1998 Annual Report on Form 10-K to reflect this change in fiscal year end and file its Quarterly Report on Form 10-Q for the third quarter covering the period through September 30, 1999.



Exhibit           Description

99                Press release dated August 30, 1999

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 8, 1999


                              XL CAPITAL LTD

                              By:  /s/ Paul S. Giordano
                                   ---------------------------------
                                   Paul S. Giordano
                                   Senior Vice President,
                                   General Counsel and Secretary



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                                  EXHIBIT INDEX

Exhibit           Description

                  Press Release dated August 30, 1999